Discontinued operations	12 Months Ended
Dec. 31, 2022
Discontinued Operations [Abstract]
Discontinued operations

6. Discontinued operations

The Company entered into various agreements, including two share purchase agreement(s), or SPA(s), in 2021 for the sale of businesses and assets that were no longer part of its core strategy. In 2022, the Company has terminated a legacy agreement with a Contract Development Manufacturing Organization, of CDMO, relating to its previously owned plasma-derived therapeutics business, and continues to take steps towards the divestment of non-core assets.

Discontinued operations for the periods presented in the consolidated financial statements comprise the revenues and expenses of operations and the gains and transaction expenses related thereto, for the following activities, assets and liabilities:

•
four subsidiaries namely Prometic Plasma Resources Inc. (PPR), Prometic Plasma Resources USA Inc. (PPR USA), Prometic Bioproduction Inc. (PBP) and Prometic Biotherapeutics Inc. (PBT), which were formerly part of the plasma-derived therapeutics segment and which were sold, together with the Priority Review Voucher (PRV), in a series of transactions in 2021, and another subsidiary, Prometic Biotherapeutics Ltd, also part of the same segment, which operations have ceased;
•
the obligations towards a CDMO it retained upon the sale of the plasma derived business; and
•
the operating costs and the gain on disposition of the Labrosse facility, located in Pointe-Claire, Québec in December 2022.

All amounts relating to the activities above have been presented as discontinued operations in the current and prior periods. More specifically, we have restated the prior periods to remove the impact of those operations from all lines in the financial statements (revenues, cost of sales and production cost, R&D and administration, selling and marketing being the lines most impacted) and have reclassified those results to the income (loss) from discontinued operations lines in the interim financial statements. The proceeds and expenses pertaining to the sale of the businesses and assets are included as part of the gain (loss) on sale of discontinued operations.

The sale of PPR and PPR USA, the plasma collection centers, to Kedrion S.p.A., or Kedrion, closed on May 21, 2021. Concurrently with the closing of this transaction, the Company entered into an option agreement, or Option, which granted Kedrion the right to acquire the Ryplazim® business by June 15, 2021 which was subsequently extended to June 22, 2021. The SPA for the Ryplazim® business was signed on June 2, 2021, with the sale of PBP subsequently closing on July 9, 2021. Between the original expiry date of the Option and the sale of PBP, the Company received additional proceeds compensating the Company for the extension of the Option and the operating costs of PBP until that date. On August 6, 2021, PBT entered into a definitive agreement for the sale of the PRV for proceeds of USD 105 million. The sale of the PRV closed on September 28, 2021 with Liminal receiving $130,966 (net of selling costs of $1,891). The sale of PBT closed on October 15, 2021.

As part of the SPAs signed with Kedrion, the Company may be required to indemnify the buyer if certain events occur following the closing of each sale transaction, subject to contractual limitations on such indemnifications. The buyer has notified us of potential claims for indemnification since the transactions originally closed which are still under evaluation. Estimates of potential payments and actual payments, if any, are/will be recorded against the gain on sale of discontinued operations, in the period an indemnification obligation becomes known.

In August 2022, Liminal entered into an agreement for the termination of its legacy CDMO agreement which resulted in the immediate termination of the agreement, and all obligations associated therewith in return for payments totaling $18,000. A first payment of $11,200 was made upon execution of the agreement and covered past sums due to the date of termination. The Company paid $3,400 in January 2023 and the remaining $3,400 will be payable in January 2024. The CDMO agreement is accounted for in part as a lease (note 13) and an onerous contract provision (note 14) and the termination agreement resulted in the extinguishment of the entire lease liability and the recognition of a gain on modification of a liability, included in financing costs from discontinued operations of $16,019 and a reversal in the provision of $10,741, included in research and development expenses from discontinued operations.

The Labrosse facility, formerly part of the plasma-derived therapeutics segment and previously classified as property, plant and equipment, met the criteria to be classified as held for sale during the quarter ended March 31, 2022 at a carrying amount of $829. The Labrosse facility was sold in December 2022 resulting in a recognition of a gain of $2,345 on disposition of capital assets from discontinued operations.

Gain on sale of subsidiaries

The details of the gain on sale of subsidiaries during the years ended December 31, 2022, 2021 and 2020 is provided in the table below:

Year ended December 31	2022	2021	2020
Sale of bioseparation business
Proceeds received	$—	$—	$3,380
Less:
Carrying amount of net assets sold	—	—	—
Transaction costs	—	—	—
Reclassification of foreign currency translation reserve from other comprehensive income into the statement of operations	—	—	—
Gain on sale of bioseparation business	$—	$—	$3,380

Sale of plasma collection centers
Proceeds received	$—	$13,570	$—
Less:
Carrying amount of net assets sold	—	10,849	—
Transaction costs	—	204	—
Reclassification of foreign currency translation reserve from other comprehensive income into the statement of operations	—	(44)	—
Gain on sale of plasma collection centers	$—	$2,561	$—

Sale of Ryplazim business
Proceeds received	$—	$159,787	$—
Less:
Carrying amount of net assets sold	—	19,541	—
Indemnification adjustments	600	116	—
Transaction costs	—	2,288	—
Gain (loss) on sale of Ryplazim business	$(600)	$137,842	$—
Gain (loss) on sale of discontinued operations, net of income taxes $nil	$(600)	$140,403	$3,380

During the year ended December 31, 2022, the Company recorded an indemnification adjustment expense of $600, in connection with a disputed research and development tax credit claim with a taxation authority.

The carrying amounts of the assets and liabilities of the entities sold during the year ending December 31, 2021, as part of the sale of the plasma collection centers and the Ryplazim® business, on the dates control of the entities were transferred to the buyer, are as follows:

	Plasma collection centers	Ryplazim business
Accounts receivable	137	1,879
Inventories	8,441	4,640
Prepaids	21	399
Other long-term assets	54	50
Capital assets	2,376	9,304
Right-of-use assets	2,000	3,795
Intangible assets	1,092	7,277
Total assets	$14,121	$27,344

Accounts payable and accrued liabilities	639	2,887
Current portion of lease liabilities	665	986
Long-term portion of lease liabilities	1,968	3,930
Total liabilities	$3,272	$7,803
Net assets sold	$10,849	$19,541

Results and cash flows from discontinued operations

The net loss from discontinued operations for the years ended December 31, 2022, 2021 and 2020 are presented below:

Year ended December 31	2022	2021	2020
Revenues	$15	$949	$2,593

Expenses
Cost of sales and other production expenses	—	1,465	1,868
Research and development expenses 1) 2)	(11,825)	76,733	42,757
Administration expenses	83	2,360	5,933
Impairments	—	1,411	19,772
Gain on foreign exchange	(17)	(136)	(633)
Finance costs	(16,019)	2,242	6,083
Gain on disposal of capital assets	(2,345)	—	—
Gain on extinguishment of liabilities	—	—	(79)
Income (loss) from discontinued operations, net of income taxes	$30,138	$(83,126)	$(73,108)
Current income tax (note 24)	—	1	8
Net loss from discontinued operations	$30,138	$(83,127)	$(73,116)

1) Research and development expense (income) includes expenses (income) recognized in regard to a provision relating to an agreement with a CDMO. The expense (income) results from changes to the discounted value of the provision caused by increases/decreases in expected payments, including the impact of the termination agreement, and increases in the annual inflation rate that exceed 3%, and by changes in the discount rates used to calculate the net present value of the provision.

2) On September 29, 2021 prior to the closing of the sale of PBT, PBT paid PBP, which ownership had already passed to Kedrion, $39,457 representing 30% of the net proceeds it received from the sale of the PRV, as compensation for past research and development services. A second payment made by PBT to PBP of $6,357 in prepayment for future R&D services on the same date was recognized as R&D expense since this amount would not be recoverable upon the sale of PBT.

At September 30, 2021, the carrying amount of the net assets of PBT, presented as assets of disposal group held for sale, exceeded the amount of the proceeds to be received upon the closing of the sale transaction that occurred on October 15, 2021. As assets held for sale must be carried at the lower of their carrying amount or their fair value less cost to sell, an impairment of $1,389 was recorded on the intangible assets during the quarter ended September 30, 2021 (note 12).

At the beginning of 2021, the Company announced it had undertaken to evaluate potential alternatives aimed at minimizing the plasma-derived therapeutics segment cash burn which may result in divestment in whole or part of this business, or other courses of action including but not limited to the closure of the Ryplazim® related operations, in order to focus our resources on the small molecules segment. As the capital, intangible and ROU assets in the Ryplazim® CGU were no longer to be used as originally planned, management proceeded to review them for impairment and writing them down to their net recoverable value determined as the FVLCD using a market approach. The Ryplazim® CGU includes the assets involved in production, R&D and commercialization activities relating to the Ryplazim® product candidate that was yet to receive regulatory approval for commercialization. The Ryplazim® CGU evaluated excluded the assets pertaining to the plasma collection activities since these could generate distinct cash inflows and could have been potentially divested separately from the Ryplazim® assets. The plasma collection assets were not considered impaired.

The FVLCD was calculated using a discounted cash flow model for one year and a terminal value of $58.1 million using a post-tax discount rate of 7.75%. The fair value computed by management is considered as a level 3 computation in the fair value hierarchy under IFRS 13, Fair value measurement. As part of this valuation exercise, management needed to make several key assumptions which affected the cash inflows and outflows considered in the model. The significant estimates used in determining the FVLCD are disclosed in note 3.

As a result of this exercise, the Company recorded impairment of $665 on capital assets (note 10), $18,553 on ROU assets (note 11) and $480 on intangible assets (note 12), respectively, representing an aggregate impairment of $19,698 on these plasma-derived therapeutic assets for the year ended December 31, 2020. Also during the year, the Company recorded other impairments on ROU assets amounting to $74.

The consolidated statements of cash flows for the years ended December 31, 2022, 2021 and 2020 were not restated to present the cash flows from the discontinued operations separately as the Company selected to provide this information in the present note. The cash flows from the discontinued operations and the gain on sale of subsidiaries for the years ended December 31, 2022, 2021 and 2020 are presented in the following table:

Year ended December 31	2022	2021	2020
Cash flows from (used in) operating activities 1)	$(5,482)	$(43,089)	$8,015
Cash flows used in financing activities	(5,500)	(3,470)	(7,943)
Cash flows from (used in) investing activities	3,179	171,225	(729)
Net effect of currency exchange rate on cash	—	(30)	76
Cash flows (used) generated during the year	$(7,803)	$124,636	$(581)
1)
When compiling the cash flows from discontinued operations which include only certain entities from the Liminal group of companies, intra-group cash transfers between entities in the discontinued operations group and those part of continuing activities, for example the funding provided by Liminal to the discontinued operations, have been classified as part of the operating activities cash flows.